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                                                                       EXHIBIT B









                      GENCORP 1996 SUPPLEMENTAL RETIREMENT
                          PLAN FOR MANAGEMENT EMPLOYEES


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                      GENCORP 1996 SUPPLEMENTAL RETIREMENT
                          PLAN FOR MANAGEMENT EMPLOYEES

                                TABLE OF CONTENTS

Article 1         Introduction................................................1

Article 2         Definitions.................................................2

Article 3         Eligibility.................................................4

Article 4         Supplemental Retirement Benefits............................5

        4.1       Benefit Accruals Related to the Pension Plan................5
        4.2       Lump Sum Supplemental Benefit...............................6

Article 5         Vesting.....................................................6

Article 6         Distribution of Benefits....................................6

        6.1       Distribution of Benefits Accrued Under Section 4.1..........6
        6.2       Distribution of Benefits Accrued Under Section 4.2..........7

Article 7         Claims Procedure............................................7

        7.1       Claim.......................................................7
        7.2       Denial......................................................7
        7.3       Appeal......................................................8
        7.4       Final Decision..............................................8
        7.5       Form........................................................8
        7.6       Legal Effect................................................8

Article 8         Effect of Fiduciary Action..................................9

Article 9         Miscellaneous..............................................10

        9.1       Amendment and Termination..................................10
        9.2       Source of Payments.........................................10
        9.3       Non-Alienation Of Benefits.................................10
        9.4       No Effect on Employment Rights.............................11
        9.5       Other Plans................................................11
        9.6       No Severance Benefits......................................11
        9.7       Beneficiary................................................12

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

       9.8        Applicable Law...............................................12
       9.9        Cost of Plan.................................................12

Article 10        Information Required by ERISA................................12

       10.1       Name of Plan.................................................12
       10.2       Type of Plan.................................................12
       10.3       Plan Administrator...........................................13
       10.4       Agent for Service of Legal Process...........................13
       10.5       Statement of ERISA Rights....................................13

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                      GENCORP 1996 SUPPLEMENTAL RETIREMENT
                          PLAN FOR MANAGEMENT EMPLOYEES



                             Article 1: Introduction
                                        ------------

         1.1 GenCorp Inc. hereby adopts this GenCorp 1996 Supplemental Retirement Plan for Management Employees ("Plan") to provide supplemental retirement benefits to certain employees of its Corporate Office and Corporate Technology Center who elect to retire as herein provided. In so doing, GenCorp's intention is that the Plan will be a pension plan within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974 ("ERISA"), but not a tax-qualified plan, and the benefit herein provided will supplement the pension benefits for which such employees are eligible under the Pension Plan for Salaried Employees of GenCorp Inc. and Certain Subsidiary Companies ("Pension Plan").

         1.2 For purposes of the Plan, "retire," "to retire, " and "retirement" mean the complete severance of employment with GenCorp for all purposes on the applicable Retirement Date.

         1.3 Retirement under the Plan will not prohibit or otherwise restrict any employee from thereafter either working for another employer or, if rehired, working for GenCorp.

         1.4 This plan document contains all information required by law to be provided to employees and will be filed with the U.S. Department of Labor as the summary plan description for the Plan.

         1.5 The Plan is effective as of March 1, 1996.

                             Article 2: Definitions
                                        -----------

         2.1 "Beneficiary" means a named beneficiary, joint annuitant, or surviving spouse of a deceased Participant. Notwithstanding the foregoing sentence, the Beneficiary for benefits accrued under Article 4 shall be the same beneficiary determined under the Pension Plan for benefits payable thereunder.

         2.2 "Benefit Service" means Benefit Service as determined under the Pension Plan.

         2.3 "Change in Control" means the occurrence of any of the following events:

               (a) All or substantially all of the assets of the Company are sold or transferred to another corporation or entity, or the Company is merged, consolidated or reorganized into or with another corporation or entity, with the result that upon conclusion of the transaction less than 51% of the outstanding securities entitled to vote generally in the election of directors or other capital interests of the acquiring corporation or entity are owned, directly or indirectly, by the shareholders of the Company generally prior to the transaction; or

               (b) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 30% or more of

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

          the combined voting power of the then-outstanding voting securities of the Company; or

               (c) The Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Item 1 of Form 8-K thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

               (d) The individuals who, at the beginning of any period of two consecutive calendar years, constituted the Directors of the Company cease for any reason to constitute at least a majority thereof unless the nomination for election by the Company's stockholders of each new Director of the Company was approved by a vote of at least two-thirds of the Directors of the Company still in office who were Directors of the Company at the beginning of any such period.

         2.4 "Code" means the Internal Revenue Code of 1986, as presently in effect or hereafter amended.

         2.5 "Company" means GenCorp Inc.

         2.6 "Committee" means the Administrative Committee designated under the Pension Plan.

         2.7 "Early Retirement Program" means the GenCorp 1996 Voluntary Early Retirement Incentive Program (effective January 16, 1996).


                                      -3-
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         2.8 "Effective Date" means March 1, 1996.

         2.9 "ERISA" means the Employee Retirement Income Security Act of 1974, as presently in effect or as hereafter amended.

         2.10 "Participant" means an employee of the Company who meets the eligibility requirements for participation in the Plan as set forth in Section 3.

         2.11 "Pension Plan" means the Pension Plan For Salaried Employees of GenCorp, Inc. and Certain Subsidiaries.

         2.12 "Plan" means the "GenCorp 1996 Supplemental Retirement Plan for Management Employees," as set forth in this instrument.

         2.13 "Plan Administrator" means the Company.

         2.14 "Retirement Date" means the date (not sooner than March 8, 1996, nor later than March 1, 1997) designated by the Company for the Participant to retire pursuant to the Early Retirement Program.

         2.15 "Vesting Service" means Vesting Service as determined under the Pension Plan.

                             Article 3: Eligibility
                                        -----------

         In order to participate in this Plan and accrue benefits as described in Article 4, an individual must (i) be actively employed as a salaried employee of the Company's



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

Corporate Office (excluding Flight Operations) or Corporate Technology Center (including AMPE) as of March 1, 1996; (ii) as of March 1, 1996, have either (A) attained age 50 and completed at least 5 years of Vesting Service, or (B) completed 25 years of Vesting Service, regardless of age; (iii) be a participant under the Pension Plan; (iv) retire pursuant to the Early Retirement Program on his Retirement Date, but be ineligible to receive the benefit enhancements provided thereunder through the Pension Plan; (v) sign a Release of Claims against the Company; and (vi) be among a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA. Once an eligible individual becomes a Participant, such individual shall continue to be a Participant until the complete distribution to the Participant (or Beneficiary, if applicable) of all benefits accrued under the Plan.

                   Article 4: Supplemental Retirement Benefits
                              --------------------------------

     4.1 BENEFIT ACCRUALS RELATED TO THE PENSION PLAN. A Participant shall accrue a benefit equal to the difference between (a) and (b) where:

          (a) equals the benefit to which a Participant would be entitled under the Pension Plan if the Participant

               (1) had 5 years added to his Benefit Service for purposes of determining his Accrued Minimum Pension (under either the "basic benefit" formula described in Section 4.1(c)(i) or the "update" formula described in Section 4.1(c)(ii)) under the Pension Plan;

               (2) had 5 years added to his Vesting Service under the Pension Plan; and

               (3) had 5 years added to his actual attained age in determining
          (A) whether he has attained his fifty-fifth (55th) or sixty-second
          (62nd)



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

          birthday for purposes of Section 3.2 of the Pension Plan, and (B) his age as of his Early Retirement Date and/or Pension Commencement Date for purposes of Sections 4.2(b) and (c) of the Pension Plan; and

          (b) equals the Participant's actual accrued benefit under the Pension Plan.

     4.2 LUMP-SUM SUPPLEMENTAL BENEFIT. A Participant who retires in accordance with Article 3 will receive, as a lump sum payment upon his retirement, a supplemental benefit equal to 2% of his final base pay (as determined by the Company in accordance with its normal pay practices) multiplied by the number of his full or partial years of actual service with the Company, as determined by the Company.

                               Article 5: Vesting
                                          -------

     Benefits accrued under Article 4 shall be at all times vested and not subject to forfeiture.

                       Article 6: Distribution of Benefits
                                  ------------------------

     6.1 DISTRIBUTION OF BENEFITS ACCRUED UNDER SECTION 4.1. Benefits accrued under Section 4.1 shall be paid or distributed, in cash, in such manner, at such time, and to such person(s) as prescribed under the terms of the Pension Plan as if such benefits actually were paid under or by the Pension Plan. Notwithstanding the foregoing sentence, in the event of a Change in Control, benefits payable under this Section 6.1 shall be converted to an Actuarial Equivalent single sum (as defined in the Pension Plan) and distributed to the Participant either (i) immediately, or (ii) upon the



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Participant's Termination of Employment Date (determined under the Pension
Plan), if later.

     6.2 DISTRIBUTION OF BENEFITS ACCRUED UNDER SECTION 4.2. Benefits accrued under Section 4.2 shall be distributed to a Participant in a lump sum cash payment upon the Participant's Retirement Date.

                           Article 7: Claims Procedure
                                      ----------------

     7.1 CLAIM. If the Company fails to pay any supplemental retirement benefit to which a Participant is entitled hereunder or if any Participant believes that the Plan is not being administered or operated as to him or her in accordance with its terms, such Participant may file a written claim in accordance with this Article 7. The Participant shall present the claim to the Plan Administrator in writing. GenCorp's Manager, Retirement Plans ("Claims Official") shall consider the claim and shall issue a determination thereof in writing. If the claim is granted, the appropriate payment shall be made.

     7.2 DENIAL. If the claim is wholly or partially denied, the Claims Official shall, within ninety (90) days of receipt of the claimant's written claim, provide the claimant with written notice of the denial, setting forth, in a manner calculated to be understood by the claimant,

     (a)  the specific reason or reasons for the denial,

     (b) specific references to pertinent Plan provisions on which the denial is based,

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     (c)  a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why the material or information is necessary, and

     (d) an explanation of the Plan's claim review procedure.

If the Claims Official fails to respond to the claim within the period of time specified in Section 7.2, the claim will be deemed denied.

     7.3 APPEAL. Each claimant may appeal the denial of his or her claim to the Committee within sixty (60) days after receipt of written notice of the claim denial by filing with the Committee a written application for review. The claimant may submit therewith pertinent documents, and a statement of facts and issues.

     7.4 FINAL DECISION. The decision by the Committee upon review of a claim shall be made not later than sixty (60) days after the written request for review is received by the Committee, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review.

     7.5 FORM. The Committee's decision upon review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant, with specific references to the pertinent Plan provisions upon which the decision is based.

     7.6 LEGAL EFFECT. No legal action for benefits under the Plan shall be brought unless and until the claimant has exhausted his or her remedies under this Article 7.

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                      Article 8: Effect of Fiduciary Action
                                 --------------------------

          (a) The Plan Administrator shall administer the Plan in accordance with its terms. The Plan Administrator shall have the discretion to make any findings of fact needed in the administration of the Plan.

          (b) The Committee shall have the discretion to interpret or construe the terms of the Plan and resolve any ambiguities, and to fashion any remedy which the Committee, in its sole judgment, deems appropriate.

          (c) If, due to errors in drafting, any Plan provision does not accurately reflect its intended meaning, as demonstrated by consistent interpretations or other evidence of intent, or as determined by the Committee in its sole and exclusive judgment, the provision shall be considered ambiguous and shall be interpreted by the Plan Administrator in a fashion consistent with its intent, as determined by the Committee in its sole discretion. The Committee, without the need for Board of Directors' approval, may amend the Plan retroactively solely to cure any such ambiguity.

          (d) This Article 8 may not be invoked by any person to require the Plan to be administered in a manner which is inconsistent with its interpretation by the Committee.

          (e) Actions taken and determinations made by the Committee shall be final and binding upon the Company and upon all persons claiming any interest in or under the Plan, unless a court with jurisdiction over the matter determines that such decision was arbitrary and capricious.

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                            Article 9: Miscellaneous
                                       -------------

     9.1 AMENDMENT AND TERMINATION. The Company, by action of its Board of Directors (or another person or entity which has been delegated appropriate authority by the Board of Directors), may amend the Plan at any time, provided that once an eligible employee has filed an election to retire under the Early Retirement Program and signed a Release of Claims against the Company, no such amendment shall change the eligibility requirements applicable to such eligible employee under this Plan, and provided further that no such amendment shall terminate the Plan, or reduce the amount or delay the distribution of benefits under the Plan, until such time as all accrued benefits under the Plan have been paid in full to all Participants and/or their Beneficiaries. Any such action shall be documented in writing. No representative of the Company or any other person has the authority to orally expand or otherwise change the written terms of the Plan.

     9.2 SOURCE OF PAYMENTS. Payments under this Plan shall be made by the Company. The Plan shall be unfunded and the Company shall not be required to establish any special or separate fund nor to make any other segregation of assets in order to assure the payment of any amounts under the Plan. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business, assets or equity of the Company to assume and agree to perform all of the Company's obligations under the Plan.

     9.3 NON-ALIENATION OF BENEFITS. No benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such benefit, whether presently or thereafter payable, shall be void. No benefit under this Plan shall in any manner be liable for or subject to the debts or liabilities of any Participant or Beneficiary. If a Participant or Beneficiary shall attempt to or shall alienate, sell, transfer, assign, pledge or otherwise encumber benefits under the Plan or any part thereof, or if by reason of bankruptcy or other event happening at any time, such benefits would devolve upon anyone else or would not be enjoyed by such Participant or Beneficiary, then the Committee in its discretion may terminate such interest in any such benefit and hold or apply it to or for his or her benefit or for the benefit of the Participant's spouse, children or other dependents, or any of them, in such a manner as the Committee may deem proper.

     9.4 NO EFFECT ON EMPLOYMENT RIGHTS. Employment rights with the Company shall not be enlarged, increased, or otherwise affected hereby.

     9.5 OTHER PLANS.

          (a) Payment of any supplemental retirement benefit under the Plan will not adversely affect a Participant's or Beneficiary's rights under any other welfare or pension benefit plan of the Company. A Participant's or Beneficiary's rights under such other plans shall be governed by the terms thereof.

          (b) No supplemental retirement benefit paid hereunder will be deemed to be, or included in, compensation for purposes of determining benefits under any other welfare or pension benefit plan of the Company.

     9.6 NO SEVERANCE BENEFITS. A Participant will not be eligible to receive, in connection with his retirement under the Early Retirement Program, any severance pay or benefit payable under any plan, policy or practice of the Company to employees who are laid off or discharged involuntarily due to lack of work or other reason specified in such plan, policy or practice, including but not limited to the GenCorp Involuntary Separation Pay Plan.

     9.7 BENEFICIARY. If a Participant dies subsequent to his or her Retirement Date but prior to payment of any supplemental retirement benefit due to such Participant, the Company (i) will pay the benefits accrued under Section 4.1 to the Participant's Beneficiary in accordance with the Participant's distribution election under the Pension Plan, and (ii) will immediately pay the benefits accrued under Section 4.2 to the Participant's Beneficiary.

     9.8 APPLICABLE LAW. Except to the extent governed by ERISA, the validity, interpretation, construction and performance of this Plan shall be governed by the laws of the State of Ohio.

     9.9 COSTS OF PLAN: The costs and expenses of administering the Plan shall be borne by the Company.

                    Article 10: Information Required by ERISA
                                -----------------------------

     10.1 NAME OF PLAN. The name of the Plan is the GenCorp 1996 Supplemental Retirement Plan for Management Employees.

     10.2 TYPE OF PLAN. This is a pension plan.


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


     10.3 PLAN ADMINISTRATOR. The Plan Administrator's name, address, telephone number, employer identification number and plan number are as follows:

         Name:                 GenCorp Inc.
         Address:              175 Ghent Road
                               Fairlawn, Ohio 44333-3300

         Telephone Number:     216-869-4200
         EIN:                  34-0244000
         Plan Year:            The twelve month period ending on November 30.
         Contact:              Manager, Retirement Plans (or successor)


     10.4 AGENT FOR SERVICE OF LEGAL PROCESS. The name and address of the person designated as agent for service of legal process is the General Counsel of GenCorp Inc.. 175 Ghent Road, Fairlawn, Ohio 44333-3300.

     10.5 STATEMENT OF ERISA RIGHTS.

          (a) As a Participant in this Plan, you are entitled to certain rights and protections under ERISA. ERISA provides that all Plan Participants shall be entitled to:

     -- Examine, without charge, at the Administrator's office, all Plan documents, including the Plan instrument (which is this pamphlet), and the Plan's annual report. Copies of these documents and other Plan information may also be obtained upon written request to the Plan Administrator; provided that a reasonable charge may be made for copies.

     -- Receive a summary of the Plan's annual financial report. The Plan Administrator is required by law to furnish such Participant with a copy of this summary annual report.

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

          (b) In addition to creating rights for Plan Participants, ERISA imposes duties upon the people who are responsible for the operation of this Plan. The people who operate your Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interests of you and other Plan Participants and beneficiaries. No one, including your employer, or any other person may fire you or otherwise discriminate against you in any way to prevent you from obtaining benefits or exercising your rights under ERISA. If your claim for benefits is denied in whole or in part, you must receive a written explanation of the reason for this denial. You have the right to have the Plan Administrator review and reconsider your claim, as described elsewhere in this pamphlet.

          (c) Under ERISA, there are two steps you can take to enforce the above rights. For instance, if you request certain materials required to be furnished by the Plan and do not receive them within 30 days, you may file suit in federal court. In such a case, the court may require that you be provided with the materials and paid up to $100.00 a day until you receive them, unless the materials were not sent because of reasons beyond the Plan Administrator's control. If you have a claim for benefits which is denied or ignored in whole or in part, you may file suit in a state or federal court. If it should happen that the Plan's fiduciaries misused the Plan's money, if any, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor or you may file suit in a federal court. The Court will decide who should pay the court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees if, for example, it finds your claim is frivolous.

          (d) If you have any questions about this Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest area office of the U.S. Labor-Management Services Administration, Department of Labor.

       This Plan is hereby adopted and approved effective March 1, 1996.


                            GENCORP INC.


                            By:  /s/  Samuel W. Harmon
                               --------------------------------------
                               Samuel W. Harmon
                               Senior Vice President, Human Resources










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